SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (DATE OF EARLIEST EVENT REPORTED) August 14, 2006

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 MASSACHUSETTS
                   --------------------------------------------
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-32465                                04-3402789
              ---------------                        --------------------
         (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                                 95 Prescott Street
                                 Worcester, MA 01605
                   --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 751-5432
                         ------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On August 14, 2006, The Chairman and Chief Executive Officer of Mass Megawatts Wind Power, Inc. disclosed that it neither sold nor purchased common shares of Mass Megawatts Wind Power, Inc. in the last fiscal year. In further disclosure, the Chairman did not sell or purchase any shares since the end of the fiscal year. Additionally, no shares were purchased or sold in the last three fiscal years by the company's Chairman and Chief Executive Officer.



Item 9.01 Financial Statements and Exhibits

none



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MASS MEGAWATTS WIND POWER, INC.
                                                       (Registrant)

        Dated: August 14, 2006                     By: /s/ Jonathan C. Ricker
                                                  ------------------------------
                                                           Jonathan C. Ricker
                                                        Chief Executive Officer
                                                        Chief Financial Officer